Exhibit 10.7

AMENDMENT TO PURCHASE AGREEMENT

This Amendment (“Amendment”) dated November 15, 2021 to the Exchangeable Notes Purchase Agreement (“Purchase Agreement”), dated October 28, 2021, is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Pubco”), KORE Wireless Group, Inc. (the “Company”) and the entities set forth on the signature pages hereto, (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers have entered into that certain Purchase Agreement, pursuant to which the Purchasers agreed to purchase $24,915,000 aggregate principal amount of the Company’s 5.50% Senior Exchangeable Notes due 2028 (the “Notes”); and

WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement to remove the obligation of the Company to register the Notes.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to Purchase Agreement.

The Purchase Agreement is hereby amended by deleting the text of Section 4 (Registration of the Additional Exchangeable Notes; Indemnification) in its entirety and by substituting in lieu thereof “[Reserved].”

2.	Agreement Remains Effective. Except as modified herein or amended hereby, the terms and conditions contained in the Purchase Agreement shall continue in full force and effect.

3.

Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

4.

Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

5.

Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

KORE GROUP HOLDINGS, INC.

By:	/s/ Romil Bahl
Name: Romil Bahl
Title: President and Chief Executive Officer

KORE WIRELESS GROUP, INC.

By:	/s/ Romil Bahl
Name: Romil Bahl
Title: Chief Executive Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP
By: Drawbridge Special Opportunities GP LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

DBSO TRG FUND (A) L.P.
By: DBSO TRG Fund (A) GP LLC, its general partner

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

[Signature Page to Amendment No. 1 to the Purchase Agreement]

FORTRESS VINTAGE SECURITIES FUND L.P.
By: Fortress Vintage Securities Fund GP LLC, its general partner

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.
By: Drawbridge Special Opportunities Advisors LLC, its investment manager

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS LENDING FUND II MA-CRPTF LP
By: FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS LENDING FUND II HOLDINGS LP
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

[Signature Page to Amendment No. 1 to the Purchase Agreement]